              S E L I G M A N
  ---------------------------
             NEW TECHNOLOGIES
                   FUND, INC.


                                                         [PHOTOS OMITTED]

                                                          MID-YEAR REPORT
                                                           JUNE 30, 2000


                                                         SEEKING LONG-TERM
                                                      CAPITAL APPRECIATION BY
                                                       INVESTING IN COMPANIES
                                                       THAT HAVE THE POTENTIAL
                                                        TO PRODUCE TOMORROW'S
                                                             TECHNOLOGIES


                                                            [LOGO OMITTED]
                                                        J. & W. SELIGMAN & CO.
                                                             INCORPORATED
                                                           ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 136 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

[PHOTO OMITTED]
JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

------------------------------------------------------------
TABLE OF CONTENTS

To the Shareholders ..................................   1
Interview With Your Portfolio Managers ...............   2
Performance Overview .................................   4
Portfolio Overview ...................................   5
Portfolio of Investments .............................   7
Statement of Assets and Liabilities ..................  10
Statement of Operations ..............................  11
Statements of Changes in Net Assets ..................  12
Notes to Financial Statements ........................  13
Financial Highlights .................................  18
Report of Independent Auditors AND
  For More Information ...............................  19
Board of Directors AND Executive Officers ............  20
Glossary of Financial Terms ..........................  21
------------------------------------------------------------

TO THE SHAREHOLDERS

For the six months ended June 30, 2000, Seligman New Technologies Fund delivered a total return of 17.03%. During the same time period, the Goldman Sachs Technology Index returned 5.64% and the Lipper Sector Equity Funds Average returned 11.72%. These returns assume reinvestment of dividends and capital gains, if any.

While the Fund delivered strong returns, the six-month period was a challenging one for the stock market in general, and for technology stocks in particular. In June 1999, in an effort to slow the economy, the Federal Reserve Board began raising interest rates. Over the course of this one-year period, the federal funds rate was increased by 175 basis points, from 4.75% before the June 1999 Fed meeting, to 6.50% following the most recent 50 basis point increase in May 2000.

Investor fear induced a significant correction in the Nasdaq Composite Index (a technology-heavy index) in March. From March 10 through May 23, 2000, this index lost 37% of its market value. Meanwhile, stocks in other industries with solid earnings and strong underlying fundamentals made a significant comeback, while "concept stocks," those of companies with interesting business models but without earnings, fell out of favor.

As the six months came to a close, the economy finally showed signs of a slowdown. Growth and concept stocks then temporarily regained some momentum, recovering some of the ground that had been lost earlier in the period. By the end of the six months, in which investors wavered between growth and value stocks, the broad market averages delivered generally flat results.

At period-end, 58.7% of the portfolio was invested in publicly traded companies, 36.8% was invested in venture capital companies, and 4.5% was invested in cash and short-term securities. The Fund's venture capital investments made a significant contribution to overall performance during this time. We are optimistic that these holdings will continue to be rewarding for the Fund and its shareholders over the long term.

In May, the Fund's Board of Directors increased the Fund's 35% restriction on venture capital investments but only on a very limited basis. Henceforth, additional venture capital investments will be allowed for follow-on investments at all times where the Manager believes that the Fund could be adversely affected by not participating in such follow-on investments. This added flexibility should help protect the interests of the Fund and its shareholders with respect to existing venture capital investments.

Thank you for your support of Seligman New Technologies Fund. A discussion with your portfolio managers, as well as the Fund's investments results, portfolio of investments and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,


/s/ William C. Morris
---------------------
William C. Morris
Chairman

                                 /s/ Brian T. Zino
                                 -----------------
                                 Brian T. Zino
                                 President

August 11, 2000

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
PAUL H. WICK AND STORM BOSWICK

Q: HOW DID SELIGMAN NEW TECHNOLOGIES FUND PERFORM DURING THE FIRST SIX MONTHS OF 2000?

A: Seligman New Technologies Fund posted a total return of 17.03%. This return outpaced the 5.64% total return delivered by the Goldman Sachs Technology Index, an index designed to measure the performance of the technology sector, the 11.72% delivered by the Lipper Sector Equity Funds Average, an average of closed-end funds with various investment objectives, and the -0.49% return delivered by the Standard & Poor's 500 Composite Stock Index (S&P 500), a broad-based index designed to represent the US stock market. All returns assume reinvestment of dividends and capital gains, if any.

Q: THE FIRST HALF OF 2000 WAS A PARTICULARLY VOLATILE PERIOD FOR THE TECHNOLOGY SECTOR. WHAT FACTORS CONTRIBUTED TO THIS VOLATILITY?

A: The technology sector as a whole had a difficult six months. The Nasdaq Composite Index, which is a technology-heavy index, hit a historical high of 5049 on March 10, and then began to fall rapidly. By May 23, the Index had fallen to 3165 -- a 37% loss of market value in just ten weeks. The sector rallied somewhat in June, but most stocks remained substantially down from their highs.

    Throughout 1999, investors had driven the prices of many technology companies with no earnings to levels that we had believed were unsustainable. Market confidence began to waver when the economy, after nearly a year of rate increases by the Federal Reserve Board, showed no signs of slowing. Investors soon became concerned that the Fed would need to continue to raise interest rates, possibly aggressively, in order to cool the economic expansion and ward off inflationary pressures. As investor confidence faded, the most richly valued stocks began to fall, with technology taking the lead.

[PHOTO OMITTED]

WEST COAST TECHNOLOGY GROUP: (STANDING, FROM LEFT) MICHAEL GUTHRIE, PAUL WICK (PORTFOLIO MANAGER), MARIANNE HURLOW (ADMINISTRATIVE ASSISTANT), (SEATED, FROM
LEFT) MATTHEW ALFANO, PATRICK RENDA, (NOT PICTURED) MANFRED KRIKKE, VISHAL
SALUJA

Q: HOW DID THE FUND DELIVER STRONG RETURNS IN SPITE OF THIS SIGNIFICANT CORRECTION?

A: The Fund uses a bottom-up stock selection process. This means that we pick stocks based on what we think of the individual companies. We look for strong growth prospects, high profit margins or return on capital, attractive valuations relative to earnings and cash flow, strong management teams, and unique competitive advantages.

    We don't buy stocks simply because their prices appear to be on an upward trend. We feel that investor behavior prior to the March correction -- in which stocks were driven higher as a result of market momentum --

[PHOTO OMITTED]

EAST COAST TECHNOLOGY GROUP: (STANDING, FROM LEFT) LAWRENCE ROSSO, SHANEAN AUSTIN (ADMINISTRATIVE ASSISTANT), (SEATED) STORM BOSWICK (CO-PORTFOLIO MANAGER), (NOT PICTURED) GREGORY COTE, STEVEN WERBER, JAMES (HANK) SWIGGETT.

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
PAUL H. WICK AND STORM BOSWICK

    had to correct itself. The companies in the Fund's portfolio had been chosen because, based on our research, we believed that their prices were reasonable relative to their prospects. The prices were not, in our opinion, inflated as a result of investor enthusiasm. As we had expected, these stocks -- and thus the portfolio as a whole -- did indeed weather the correction well.

    In addition to the Fund's investment process, the way the Fund is structured also reduced volatility during this time. Thirty-seven percent of the Fund's assets were invested in venture capital at period-end. This significant position lowers the Fund's overall volatility because these investments are not publicly traded.

Q:  HOW DID THE FUND'S VENTURE CAPITAL INVESTMENTS PERFORM DURING THIS TIME?

A: Most of the Fund's return during this time was the result of its investments in public companies. The Fund's investments in venture capital are illiquid, long-term investments. The Fund does not realize any benefit from these investments until these companies complete initial public offerings, or are sold to another company. However, we believe that these investments represent outstanding opportunities for capital appreciation potential over the long term.

A TEAM APPROACH

Seligman New Technologies Fund is managed by the Seligman Global Technology Group, headed by Paul H. Wick. Mr. Wick and Storm Boswick, the Fund's Co-Portfolio Manager, are assisted in the management of the Fund by a team of seasoned research professionals who develop relationships with technology industry executives, investment banks, and venture capital firms to identify opportunities that they believe offer the greatest potential for growth.

Q:  WHAT SECTORS IMPACTED THE FUND'S PERFORMANCE DURING THIS TIME?

A: Software, Internet infrastructure, and semiconductors were the Fund's strongest performers. Semiconductors benefited from the explosive growth and demand for many of the products that utilize them, such as wireless handsets, personal computers, and consumer electronics. The Internet/Online sector, which was one of the worst performing sectors in the market overall, detracted from the Fund's performance.

Q:  WHAT IS YOUR OUTLOOK?

A: We remain optimistic regarding technology stocks, and believe that the Fund's ability to pursue venture capital investments may serve the Fund well in the months ahead. We remain enthusiastic about semiconductors, which should benefit from a growing market as a result of the continued demand for wireless telephones, Internet access, and digital consumer electronics. We are also positive regarding the prospects for wireless handsets. This market is expected to grow from 260 million handsets in 1999 to 430 million in the year 2000, and projections for 2001 are between 580 and 650 million handsets.

    Over the long term, we are optimistic regarding the prospects for the Internet/online sector and are excited regarding the prospects for many of the Fund's venture capital investments in this area. The Internet is now widely used in the United States and Europe, and we believe that its use will continue to expand around the globe.

    The technology sector is likely to be volatile in the months ahead, and we remain concerned about the continued high valuations of some large-cap technology companies. However, we believe we will continue to find attractive opportunities among companies that do not yet sell shares in the public market, and among public small- and mid-cap companies. For the long-term investor, we believe the technology sector remains an exciting segment of the market with solid prospects for continued growth.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS*
FOR PERIODS ENDED JUNE 30, 2000

                                               SIX         SINCEINCEPTION
                                             MONTHS           7/27/99
                                          ------------   ------------------
With Sales Charge**                           13.54%           82.37%
Without Sales Charge**                        17.03            88.01

Goldman Sachs Technology Index+                5.64            59.37++
Lipper Sector Equity Funds Average+           11.72            26.73++
S&P 500+                                      (0.49)           10.70

NET ASSET VALUE
June 30, 2000                                $43.70
December 31, 1999                             37.34
July 27, 1999***                              24.25


CAPITAL GAIN INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 2000
Realized                                         $  4.649o
Unrealized                                         10.811oo


   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. The Fund's returns since inception were achieved during a market favorable to companies in the technology sector and benefited significantly from investments in IPOs. There can be no assurances that the Fund will continue to achieve, by investing in IPOs or otherwise, this performance in the future.

   Investments in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which Seligman New Technologies Fund invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in foreign technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Venture capital companies represent highly speculative investments by the Fund. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or, if such events occur, with respect to the timing or values of such offerings or sales. Changes in the Fund's net asset value may be more pronounced and more rapid than with other funds because of the Fund's emphasis on venture capital companies that are not publicly traded. The Fund's net asset value per share may change materially from day to day, including during the time between the date a repurchase offer is mailed and the due date for tendering shares, and during the period immediately after a repurchase is completed.

-----------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of capital gain distributions.
 *** Commencement of operations.
   + The Goldman Sachs Technology Index, the Lipper Sector Equity Funds Average, and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Sector Equity Funds Average excludes the effect of sales charges. The Goldman Sachs Technology Index and the S&P 500 exclude the effect of fees and sales charges. Investors cannot invest directly in an index or an average.
  ++ From 7/31/99.
   o Excludes $4.596 of net gain realized in November and December 1999, paid July 28, 2000.
  oo Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 2000.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
JUNE 30, 2000


                                                                                          PERCENT OF NET ASSETS
                                                                                          ---------------------
                                                                                            JUNE 30,  DEC. 31,
                                                ISSUES        COST              VALUE        2000      1999
                                                ------   --------------    --------------   -------   -------
 COMMON STOCKS:
   Communications Infrastructure .............    7     $  23,612,963     $ 114,038,738       11.0      4.7
   Communications Services ...................    4        19,551,934        32,114,720        3.1      3.7
   Computer and Business Services ............    2         3,421,374        10,591,456        1.0      3.8
   Computer Hardware/Peripherals .............    6        48,322,805        43,329,381        4.2      8.3
   Computer Software .........................   15       101,770,073       137,893,780       13.3     21.7
   Electronics Capital Equipment .............    3        22,382,241        38,041,577        3.7      3.2
   Electronic Components .....................    1         5,470,148         5,804,903        0.6       --
   Information Services ......................    2        18,705,494        18,319,672        1.8       --
   Internet/Online ...........................    9        53,531,333        68,631,764        6.7     12.6
   Media .....................................    6        56,254,885        51,792,122        5.0      9.1
   Semiconductors ............................    7        63,448,703        74,247,534        7.2      7.6
   Miscellaneous .............................    2         4,267,667        21,953,703        2.1       --
   Other .....................................    1                48                25         --       --
                                                ---    --------------  ----------------      -----    -----
                                                 65       420,739,668       616,759,375       59.7     74.7
                                                ---    --------------  ----------------      -----    -----
CONVERTIBLE PREFERRED STOCKS:
   Communications Infrastructure .............    4         9,323,689         9,384,744        0.9      0.2
   Computer Software .........................   20        56,248,600        54,381,212        5.3      0.9
   Internet/Online ...........................   63       217,559,839       278,752,715       27.0     16.0
   Semiconductors ............................    3         8,731,280         9,130,000        0.9       --
   Telecommunications ........................    2        12,880,000        12,880,000        1.2      1.8
   Wireless Telephone ........................    1         2,400,000         2,400,000        0.2       --
                                                ---    --------------  ----------------      -----    -----
                                                 93       307,143,408       366,928,671       35.5     18.9
                                                ---    --------------  ----------------      -----    -----
LIMITED PARTNERSHIPS:
   Miscellaneous .............................    4         2,568,651         2,542,765        0.2      0.1
                                                ---    --------------  ----------------      -----    -----
CONVERTIBLE PROMISSORY NOTE:
   Internet/Online ...........................    1           771,976           771,976        0.1      0.1
                                                ---    --------------  ----------------      -----    -----
SHORT-TERM HOLDING AND
   OTHER ASSETS LESS LIABILITIES .............    1        46,816,188        46,816,188        4.5      6.2
                                                ---    --------------  ----------------      -----    -----
NET ASSETS ...................................  164      $778,039,891    $1,033,818,975      100.0    100.0
                                                ===    ==============  ================      =====    =====


LARGEST INDUSTRIES
JUNE 30, 2000

[Figures below represent bar chart in printed piece]

INTERNET/ONLINE                         $347,384,479
COMPUTER SOFTWARE                       $192,274,992
COMMUNICATIONS INFRASTRUCTURE           $123,423,482
SEMI-CONDUCTORS                         $ 83,377,534
MEDIA                                   $ 51,792,122

PORTFOLIO OVERVIEW

ALLOCATION OF INVESTMENTS
JUNE 30, 2000

[Figures below represent pie-chart in printed piece]

Net Cash and Short-Term Holdings        4.5%
Publicly Traded Companies              58.7%
Venture Capital                        36.8%


LARGEST PORTFOLIO HOLDINGS
JUNE 30, 2000

SECURITY                                       VALUE
---------                                  --------------
ONI Systems .............................   $46,906,087
New Focus ...............................    35,294,820
Software.com ............................    24,871,575
Capstone Turbine ........................    21,433,687
Global Medical Products (Series A) ......    19,656,000
Novellus Systems ........................    18,506,156
Integrated Device Technologies ..........    18,000,000
Lattice Semiconductor ...................    17,634,844
Intuit ..................................    16,896,812
Rational Software .......................    16,723,125


LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

                                           SHARES
                                  -------------------------
                                                 HOLDINGS
ADDITIONS                          INCREASE       6/30/00
---------                         -----------  ------------
America Online .................    250,000       250,000
Arrow Electronics ..............    300,000       300,000
Ciena ..........................     60,000        60,000
Gartner Group (Class A) ........    825,000       825,000
Hyperion Solutions .............    314,000       314,000
Integrated Device
  Technology ...................    300,000       300,000
Intuit .........................    193,800       409,000
OurHouse (Series D) ............  1,316,666     1,316,666
PSINet .........................    387,000       387,000
Synopsys .......................    223,000       223,000


                                           SHARES
                                 --------------------------
                                                 HOLDINGS
REDUCTIONS                         DECREASE       6/30/00
----------                       ------------  ------------
Amdocs .........................    175,700       134,000
Applied Micro Circuits .........    181,200            --
C-Cube Microsystems ............    332,000            --
Check Point Software
  Technologies (Israel) ........     84,000*       46,000
Creative Technology
  (Singapore) ..................    505,300            --
Digital Microwave ..............    382,500            --
Documentum .....................    150,400            --
Internet Security Systems** ....    174,500            --
Rational Software ..............    162,800       180,000
Verio ..........................    181,800            --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

-----------
 * Includes 65,000 shares received as a result of a 2-for-1 stock split. ** Formerly, ISSGroup.

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000

                                      SHARES         VALUE
                                     --------     -----------
COMMON STOCKS--59.7%
COMMUNICATIONS
   INFRASTRUCTURE--11.0%
Aspect Communications*               230,000     $  9,034,687
Ciena*                                60,000        9,999,375
Crown Castle International*          260,000        9,481,875
Exfo Electro-Optical
  Engineering* (Canada)                6,100          268,019
Gilat Satellite Networks* (Israel)    44,000        3,053,875
New Focus#                           534,770       35,294,820
ONI Systems#                         500,198       46,906,087
                                                 ------------
                                                  114,038,738
                                                 ------------
COMMUNICATIONS
   SERVICES  3.1%
Copper Mountain Networks*             34,100        3,003,997
Rogers Communications*               300,000        8,550,000
Rural Cellular (Class A)             148,600       11,381,831
Universal Access#                    464,754        9,178,892
                                                 ------------
                                                   32,114,720
                                                 ------------
COMPUTER AND BUSINESS
   SERVICES  1.0%
Amdocs*                              134,000       10,284,500
StorageNetworks*                       3,400          306,956
                                                 ------------
                                                   10,591,456
                                                 ------------
COMPUTER HARDWARE/
   PERIPHERALS  4.2%
Adaptec*                             270,000        6,150,937
Apex*                                324,800       14,189,700
Crossroads Systems#                  100,800        2,168,775
Electronics for Imaging*             390,900        9,870,225
Lexmark International Group
  (Class A)*                         161,000       10,827,250
Mobility Electronics*                  9,400          122,494
                                                 ------------
                                                   43,329,381
                                                 ------------
COMPUTER SOFTWARE  13.3%
Autodesk                             304,600       10,575,331
Bindview Development*                500,000        5,984,375
Check Point Software
  Technologies* (Israel)              46,000        9,767,812
HNC Software*                        154,900        9,584,437
Hyperion Solutions*                  314,000       10,195,188
Intuit*                              409,000       16,896,812
JDA Software Group*                  401,400        7,689,319
Macromedia*                          105,700       10,216,566
Manugistics Group*                   105,900        4,954,134
Mobius Management Systems            280,100        1,242,944
Portal Software                       93,500        5,975,234
Rational Software*                   180,000       16,723,125
Symantec*                            237,300       12,806,784
Synopsys*                            223,000        7,700,469
Wind River Systems*                  200,000        7,581,250
                                                 ------------
                                                  137,893,780
                                                 ------------
ELECTRONICS CAPITAL
   EQUIPMENT  3.7%
ATMI*                                120,500        5,599,484
Novellus Systems*                    327,000       18,506,156
Orbotech* (Israel)                   150,000       13,935,937
                                                 ------------
                                                   38,041,577
                                                 ------------
ELECTRONIC COMPONENTS  0.6%
Sawtek                               100,900        5,804,903
                                                 ------------
INFORMATION SERVICES  1.8%
CSG Systems International*           150,100        8,419,672
Gartner Group (Class A)              825,000        9,900,000
                                                 ------------
                                                   18,319,672
                                                 ------------
INTERNET/ONLINE  6.7%
America Online                       250,000       13,187,500
Autobytel.com*                       586,700        3,621,039
Blaze Software#                      442,577        4,835,154
E-Stamp#                             152,765          241,440
LetsBuyIt.com# (Netherlands)         907,332        6,070,913
PSINet                               387,000        9,711,281
Shopfast# (Australia)                231,856        3,855,434
Software.com#                        234,974       24,871,575
Snowball.com#                        513,500        2,237,428
                                                 ------------
                                                   68,631,764
                                                 ------------
MEDIA  5.0%
Adelphia Communications
  (Class A)*                         269,600       12,629,075
Cablevision Systems (Class A)*       184,000       12,489,000
IMAX                                 248,000        5,626,500
TV Guide (Class A)*                  367,000       12,581,219
UnitedGlobalCom*                      75,300        3,522,628
Ziff-Davis-ZD Net*                   549,300        4,943,700
                                                 ------------
                                                   51,792,122
                                                 ------------
SEMICONDUCTORS  7.2%
Arrow Electronics                    300,000        9,300,000
Conexant Systems*                     98,000        4,774,437
Dallas Semiconductor                 200,000        8,150,000
GlobeSpan#                            35,460        3,326,847
Integrated Device Technology
  International*                     300,000       18,000,000
Lattice Semiconductor*               255,000       17,634,844
Microchip Technology*                223,750       13,061,406
                                                 ------------
                                                   74,247,534
                                                 ------------
MISCELLANEOUS  2.1%
Capstone Turbine                      11,500          520,016
Capstone Turbine#                    592,500       21,433,687
                                                 ------------
                                                   21,953,703
                                                 ------------
OTHER                                                      25
                                                 ------------
TOTAL COMMON STOCKS
   (Cost $420,739,668)                            616,759,375
                                                 ------------

-------------
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000

                                      SHARES         VALUE
                                    ----------   -------------
CONVERTIBLE PREFERRED
   STOCKS  35.5%
COMMUNICATIONS
   INFRASTRUCTURE  0.9%

Corvis (Series H)#                     19,620   $   1,648,080
Digicom PTE (Series A)#                51,480         231,660
Kestrel Solutions (Series D)#         303,147       3,950,005
USA Digital Radio (Series A)#         383,495       3,554,999
                                                 ------------
                                                    9,384,744
                                                 ------------
COMPUTER SOFTWARE  5.3%
2Bridge (Series D)#                  188,820        1,215,000
Access Data (Series A)#o           3,190,909        5,265,000
Arzoon.com (Series C)#               133,333          999,998
Cielo Communications
  (Series C)#                        902,857        1,580,000
Entegrity Solutions (Series D)#      496,075        3,159,998
Global Commerce Systems
  (Series A)#                          1,746           30,005
Global Commerce Systems
  (Series C)#                        318,300        5,469,986
iEngineer.com (Series AA)#         3,360,000+       2,286,327
Index Stock Imagery
  (Series F)#o                       648,000        3,240,000
Lifemasters Supported
  SelfCare (Series E)#               510,318        4,082,544
Lineo (Series B)#                    266,667        1,600,002
Lineo (Series C)#                    333,333        1,999,998
MarketFirst Software (Series D)#   1,534,980        1,634,754
Metro-Optix (Series B)#               80,563          797,574
Microcosm Technologies
  (Series D)#                        823,944        5,265,002
Moai Technologies (Series D)#        789,014        6,320,002
Network Specialists (Series A)#      231,275        1,760,003
Petroleum Place, (The)#               68,505        4,050,016
Q-Pass (Series E)#                   292,398        2,000,002
Sensable Technologies (Series C)#    489,458        1,625,001
                                                 ------------
                                                   54,381,212
                                                 ------------
INTERNET/ONLINE  27.0%
Advanced Recognition
  Technology (Series D)#           1,312,000        3,280,000
AllAdvantage.com (Series C)#       1,338,776       16,199,190
AllAdvantage.com (Series D)#         109,090          659,995
APB Online (Series B)#               307,575          307,575
Bernard Technologies
  (Series D)#o                     1,436,364        5,745,456
Bill Gross' Idealab! (Series D)#      63,200        6,320,000
Buildnet (Series C)#               1,077,273        4,740,001
Chorum Technologies (Series D)#      694,992        3,240,979
CollegeClub.com (Series C)#        1,503,892+       1,729,476
Colo.com (Series C)#                 644,898        6,320,000
Complient (Series C)#                138,316          654,235
Consumer Financial Network
  (Series C)#                      1,600,000        6,400,000
Cyberbills (Series C)#             2,553,191        2,400,000
Docent (Series E)#                   430,851        3,240,000
DP Applications (Series C)#          269,231        1,750,001
e-Centives (Series C)#               542,157        5,530,001
Enterworks (Series A)#             2,747,826        3,160,000
EoExchange (Series D)#o            2,271,028        4,860,000
ePolicy.com (Series B)#              562,113        1,999,998
etang.com (Series B)#                379,202        3,160,004
EverAd (Series B)#                    11,938        3,160,108
EXP.com (Series C)#                  359,154        2,054,361
Firetalk Communications
  (Series E)#o                     2,953,271        6,320,000
FlashPoint Technology
  (Series E)#                      1,037,037        4,200,000
Gateway Learning (Series D)#       1,441,442        6,400,002
Global Medical Products
  (Series A)#                      1,092,000       19,656,000
Homegain.com (Series C)#             711,000        7,110,000
HomePage.com (Series C)#             798,530        5,326,195
HomePage.com (Series D)#             120,000          800,400
HomePoint (Series B)#                 47,400        2,528,316
Impresse (Series C)#                 255,044        3,159,995
Industry Standard
  Communications (Series A)#         619,608        3,160,001
Internet Appliance Network
  (Series B)#o                     2,558,704        6,319,999
Kozmo.com (Series D)#              1,400,000       10,574,200
Kozmo.com (Series E)#                436,007        3,293,161
Kozmo.com (Series F)#                556,070        4,199,997
Mainspring Communications
  (Series E)#                        210,667        1,580,003
MaMaMedia (Series D)#                622,222        3,359,999
Microcast (Series A)                   5,594       13,627,041
More.com (Series D)#                 672,200        5,041,500
More.com (Series E)#                  95,311          714,833
NeoPlanet (Series B)#                526,228        6,319,998
NeuVis (Series B)#o                2,304,246       10,343,815
NeuVis (Series C)#o                  365,567        1,641,039
NextVenue (Series B)#                138,860        1,215,025
Nitorum (Series B)#                  150,100        1,579,998
OurHouse (Series D)#               1,316,666        7,899,996
Pointshare (Series C)#             1,221,818        6,109,090
QuinStreet (Series B)#               166,102          490,001
RC Networks (Series C)#              210,667          790,001
RealEstate.com (Series C)#            13,500        4,050,000
RealNames (Series C)#                130,667          588,002
Reciprocal (Series H)#                 7,125        3,239,999
Screaming Media.net (Series B)#      291,440        5,945,376


--------------
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000

                               SHARES
                               OR UNITS               VALUE
                             --------------      ---------------
INTERNET/ONLINE  (CONTINUED)
Softcom (Series B)#o          2,334,091 shs.     $   5,135,000
Techies.com (Series C)#         743,529              6,319,997
UGO Networks (Series D)#        554,386              3,160,000
V-Commerce (Series B)#          994,837              3,160,000
V-Span (Series B)#               14,971                523,985
Wine.com (Series F)#            432,000              2,592,000
YOUcentric (Series B)#          269,551              3,240,003
YOUpowered (Series A)#o         769,481              5,386,367
Yupi Internet (Series C)#       412,174              4,740,001
                                                  ------------
                                                   278,752,715
                                                  ------------
SEMICONDUCTORS  0.9%
Billions of Operations per
  Second (Series C)#            464,000              1,160,000
MicroTune (Series D)#           202,500              2,835,000
Silicon Wave (Series C)#      1,283,750              5,135,000
                                                  ------------
                                                     9,130,000
                                                  ------------
TELECOMMUNICATIONS  1.2%
Geographic Network
  Affiliates#o                    6,320 units+       6,320,000
PointOne
  Telecommunications
  (Series B)#o                1,166,015 shs.+        6,560,000
                                                  ------------
                                                    12,880,000
                                                  ------------
WIRELESS TELEPHONY  0.2%
GoSolo Technologies
  (Series A)#                 2,500,000              2,400,000
                                                  ------------

TOTAL CONVERTIBLE
  PREFERRED STOCKS
   (Cost $307,143,408)                             366,928,671
                                                  ------------


                                    PRINCIPAL
                                      AMOUNT           VALUE
                                  ------------     ------------
LIMITED PARTNERSHIPS  0.2%

MISCELLANEOUS  0.2%
Compass Venture Partners#         $  224,999       $    224,999
Edison Venture Fund IV#            1,285,465          1,285,465
InnoCal II#                          132,301            132,301
Walden VC II#                        900,000            900,000
                                                ---------------
TOTAL LIMITED
  PARTNERSHIPS
  (Cost $2,568,651)                                   2,542,765
                                                ---------------
CONVERTIBLE PROMISSORY
  NOTE  0.1% (Cost $771,976)

INTERNET/ONLINE  0.1%
Techies.com, 9%,
  due 6/7/2001+                      771,976            771,976
                                                ---------------
SHORT-TERM
  HOLDINGS  3.7%
   (Cost $39,000,000)                                39,000,000
                                                ---------------
TOTAL INVESTMENTS  99.2%
   (Cost $770,223,703)                            1,026,002,787

OTHER ASSETS
  LESS LIABILITIES  0.8%                              7,816,188
                                                ---------------
NET ASSETS  100.0%                               $1,033,818,975
                                                ===============

--------------
* Non-income producing security.
# Restricted and non-income producing security.
o Affiliated issuer (Fund's holding representing 5% or more of the outstanding voting securities).
+ Warrants attached.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000


ASSETS:
Investments, at value:
  Common stocks (cost $420,739,668) .....................................      $616,759,375
  Convertible preferred stocks and other* (cost $309,712,059) ...........       369,471,436
  Short-term holdings (cost $39,000,000) ................................        39,000,000
  Convertible promissory note (cost $771,976) ...........................           771,976       $1,026,002,787
                                                                               ------------
Cash ......................................................................................            2,160,103
Receivable for securities sold ............................................................           12,654,434
Expenses prepaid to shareholder service agent .............................................               79,089
Receivable for dividends and interest .....................................................                8,679
Other .....................................................................................               46,640
                                                                                                 ---------------
TOTAL ASSETS ..............................................................................        1,040,951,732
                                                                                                 ---------------
LIABILITIES:
Payable for securities purchased ..........................................................            4,020,008
Accrued expenses and other ................................................................            3,112,749
                                                                                                 ---------------
TOTAL LIABILITIES .........................................................................            7,132,757
                                                                                                 ---------------
NET ASSETS ................................................................................       $1,033,818,975
                                                                                                 ===============
COMPOSITION OF NET ASSETS:
Common Stock, at par ($0.01 par value; 100,000,000 shares authorized;
  23,659,836 shares outstanding): .........................................................       $      236,598
Additional paid-in capital ................................................................          572,951,698
Accumulated net investment loss ...........................................................          (12,297,949)
Undistributed net realized gain ...........................................................          217,149,544
Net unrealized appreciation of investments ................................................          256,013,512
Net unrealized depreciation on translation of assets denominated
  in foreign currencies ...................................................................             (234,428)
                                                                                                 ---------------
NET ASSETS ................................................................................       $1,033,818,975
                                                                                                 ===============
NET ASSET VALUE PER SHARE .................................................................               $43.70
                                                                                                          ======


----------------
* Includes affiliated issuers (issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities) with a cost of $56,434,543 and a value of $67,136,676.
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000


INVESTMENT INCOME:
Interest ..........................................................   $   672,573
Dividends .........................................................        64,117
                                                                      -----------
TOTAL INVESTMENT INCOME ..........................................................         $    736,690

EXPENSES:
Management fee ....................................................     9,721,016
Stockholder servicing fees ........................................     2,404,461
Stockholder account services ......................................       532,872
Shareholder reports and communications ............................       116,860
Custody fee .......................................................        87,015
Auditing and legal fees ...........................................        76,243
Registration fee ..................................................        38,635
Directors' fees and expenses ......................................        15,756
Miscellaneous .....................................................         8,126
                                                                      -----------
TOTAL EXPENSES ...................................................................           13,000,984
                                                                                           ------------
NET INVESTMENT LOSS ..............................................................          (12,264,294)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments ..................................   109,996,780
Net realized loss from foreign currency transactions ..............       (30,000)
Net change in unrealized appreciation of investments ..............    53,076,969
Net change in unrealized appreciation on translation of assets
  denominated in foreign currencies ...............................      (241,845)
                                                                      -----------
NET GAIN ON INVESTMENTS ..........................................................          162,801,904
                                                                                           ------------
INCREASE IN NET ASSETS FROM OPERATIONS ...........................................         $150,537,610
                                                                                           ============

------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                        SIX MONTHS ENDED   JULY 27, 1999* TO
                                                                                          JUNE 30, 2000    DECEMBER 31, 1999
                                                                                        ----------------   -----------------
OPERATIONS:
Net investment loss ...............................................................     $  (12,264,294)      $ (3,126,700)
Net realized gain on investments ..................................................        109,996,780        143,533,499
Net realized loss from foreign currency transactions ..............................            (30,000)           (28,338)
Net change in unrealized appreciation of investments ..............................         53,076,969        202,936,543
Net change in unrealized appreciation on translation
   of assets denominated in foreign currencies ....................................           (241,845)             7,417
                                                                                        --------------     --------------
INCREASE IN NET ASSETS FROM OPERATIONS ............................................        150,537,610        343,322,421
                                                                                        --------------     --------------

DISTRIBUTION TO SHAREHOLDERS:
Net realized gain on investments ..................................................                 --        (33,229,352)
                                                                                        --------------     --------------
DECREASE IN NET ASSETS FROM DISTRIBUTION ..........................................                 --        (33,229,352)
                                                                                        --------------     --------------
                                                               SHARES
                                                  -------------------------------------
                                                  SIX MONTHS ENDED    JULY 27, 1999* TO
                                                    JUNE 30, 2000     DECEMBER 31, 1999
                                                  ----------------    -----------------
CAPITAL SHARE TRANSACTIONS:

Net proceeds from issuance of Common Stock .........           --         23,269,963                --        563,059,814
Shares issued in payment of gain distribution ......           --            972,490                --         32,034,021
                                                        ---------       ------------    --------------     --------------
TOTAL ..............................................           --         24,242,453                --        595,093,835
                                                        ---------       ------------    --------------     --------------
Cost of shares repurchased .........................     (586,741)                --       (22,005,546)                --
                                                        ---------       ------------    --------------     --------------
INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS ......................     (586,741)        24,242,453       (22,005,546)       595,093,835
                                                        =========       ============    --------------     --------------
INCREASE IN NET ASSETS ............................................................        128,532,064        905,186,904

NET ASSETS:
Beginning of period ...............................................................        905,286,911            100,007
                                                                                        --------------     --------------
END OF PERIOD (including accumulated net investment loss
   of $12,297,949 and $3,655, respectively) .......................................     $1,033,818,975      $ 905,286,911
                                                                                        ==============      =============


----------------
* Commencement of operations.
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION -- Seligman New Technologies Fund, Inc. (the "Fund") was incorporated in Maryland on May 19, 1999 and subsequently was organized and registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund had no operations prior to July 27, 1999 (commencement of operations) other than those relating to organizational matters and the sale to Seligman Advisors, Inc. of 4,124 shares of Common Stock.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in good faith in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

     The Fund may invest in equity securities of privatelyowned technology companies that plan to conduct an initial public offering within a period of several months to three years from the time the Fund makes its investment. These are referred to as venture capital companies. Such investments will be valued at fair value, which is expected to be cost unless J. & W. Seligman & Co. Incorporated (the "Manager") determines, pursuant to the Fund's valuation procedures, that such a valuation is no longer fair or appropriate. Examples of cases where cost may no longer be appropriate include sales of similar securities to third parties at different prices, or if a venture capital company in which the Fund invests undertakes an initial public offering. In such situations, the Fund's investment will be revalued in a manner that the Manager, following procedures approved by the Board of Directors, determines best reflects its fair value. In addition, the Fund may hold restricted securities of a class that have been sold to the public. The fair valuation of these restricted securities will often be the market value of the publicly traded shares less a discount to reflect contractual or legal restrictions limiting resale.

     At June 30, 2000, market quotations were not readily available for securities valued at $380,169,758 (36.8% of net assets). Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

b. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets, and liabilities denominated in foreign currencies are translated into USdollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

     The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. FEDERAL TAXES -- There is no provision for federal income tax. The Fund will elect to be taxed as a regula- ted investment company and intends to distribute substantially all taxable net income and net gain realized.

d. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e. DISTRIBUTIONS TO STOCKHOLDERS -- The treatment for financial statement purposes of distributions made to stockholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net investment assets, results of operations, or net asset value per share of the Fund.

     On July 20, 2000, a distribution of $4.596 per share was declared from 1999 net realized short-term gains from investment transactions for the Fund. The capital gain was paid on July 28, 2000, to stockholders of record on July 20, 2000.

NOTES TO FINANCIAL STATEMENTS

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2000 amounted to $601,041,009 and $625,931,773, respectively. The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $312,451,092 and $56,672,008, respectively.

4. SHORT-TERM INVESTMENTS -- At June 30, 2000, the Fund owned short-term investments which matured in less than seven days.

5. REPURCHASE OFFERS -- To provide investors with a limited degree of liquidity, the Fund will make quarterly offers to repurchase its shares. Repurchase offers will be limited to 5% of the number of the Fund's outstanding shares on the date the repurchase requests are due. The Fund may repurchase more than 5% (but not more than 25%) of its shares in any quarter with the approval of the Fund's Board of Directors. In the event the repurchase offer is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares, it will repurchase shares on a pro rata basis. The repurchase price will be equal to the share's net asset value on the date specified in the notice of repurchase. The repurchase pricing date may be as much as fourteen days after the date that the repurchase requests are due. The Fund expects that payment of the repurchase price will be made on the third business day after the repurchase pricing date, but the payment may be made as much as seven dates after such pricing date.

During the six months ended June 30, 2000, the Fund completed two repurchase offers, one which commenced in December 1999 and was completed in January 2000 and one which commenced in March 2000 and was completed in April 2000. In each offer, the Fund offered to repurchase 5% of the number of its outstanding shares on the date the repurchase requests were due. The results of each repurchase offer were as follows:

REPURCHASE              PERCENTAGE OF           REPURCHASE
  DATE                 SHARES TENDERED           PROCEEDS
-------------        --------------------     --------------
January 14, 2000              1.1%               $10,766,041
April 14, 2000                1.3                 11,239,505

   In addition, on July 14, 2000, the Fund repurchased 1.5% of its shares for proceeds of $16,098,902.

6. MANAGEMENT FEE, STOCKHOLDER SERVICING FEE, AND OTHER TRANSACTIONS -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 2.00% per annum of the Fund's average daily net assets.

   Brokers or dealers that sold shares of the Fund or that maintain accounts for stockholders can enter into agreements with the Fund and receive a continuing fee of up to 0.50% on an annual basis, payable quarterly, of the average daily net assets attributable to Fund shares owned by customers of the particular broker or dealer for providing personal services and/or the maintenance of stockholder accounts. For the six months ended June 30, 2000, such fees aggregated $2,404,461 or 0.50% per annum of the Fund's average daily net assets.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $532,872 for stockholder account services.

   Certain officers and directors of the fund are officers or directors of the Manager, Seligman Advisors, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of certain other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 2000, of $5,186 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

7. RESTRICTED SECURITIES -- At June 30, 2000, the Fund owned private placement investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has agreed to further restrictions on the disposition of these holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their costs and values at June 30, 2000, are as follows:

NOTES TO FINANCIAL STATEMENTS


INVESTMENTS                                               ACQUISITION DATE       COST                VALUE
-----------                                               ----------------       ----                -----
CONVERTIBLE PREFERRED STOCKS:
   2Bridge (Series D)                                          3/9/00        $ 1,215,000         $ 1,215,000
   Access Data (Series A)                                      3/29/00         5,265,000           5,265,000
   Advanced Recognition Technologies (Series D)                12/6/99         3,285,655           3,280,000
   AllAdvantage.com (Series C)                                 9/22/99         3,287,004          16,199,190
   AllAdvantage.com (Series D)                                  2/3/00           659,995             659,995
   APB Online (Series B)                                        8/4/99         2,676,162             307,575
   Arzoon.com (Series C)                                       4/11/00         1,000,369             999,998
   Bernard Technologies (Series D)                             11/8/99         3,957,011           5,745,456
   Bill Gross' Idealab! (Series D)                            12/22/99         6,320,936           6,320,000
   Billions of Operations Per Second (Series C)                 6/8/00         1,160,000           1,160,000
   Buildnet (Series C)                                        10/29/99         4,749,047           4,740,001
   Chorum Technologies (Series D)                             11/10/99         3,244,092           3,240,979
   Cielo Communications (Series C)                            11/17/99         3,164,385           1,580,000
   CollegeClub.com (Series C)                                 10/28/99         5,205,012           1,729,476
   Colo.com (Series C)                                        12/17/99         6,322,469           6,320,000
   Complient (Series C1)                                       6/23/00           654,235             654,235
   Consumer Financial Network (Series C)                       3/23/00         6,403,998           6,400,000
   Corvis (Series H)                                          12/16/99         1,579,999           1,648,080
   Cyberbills (Series C)                                       3/21/00         2,402,223           2,400,000
   Digicom PTE (Series A)                                       5/2/00           231,660             231,660
   Docent (Series E)                                            4/5/00         3,240,000           3,240,000
   DP Applications (Series C)                                  4/20/00         1,751,104           1,750,001
   e-Centives (Series C)                                       2/18/00         5,535,464           5,530,001
   Entegrity Solutions (Series D)                              2/16/00         3,163,621           3,159,998
   Enterworks (Series A)                                      12/30/99         3,160,000           3,160,000
   EoExchange (formerly Aeneid) (Series D)                    10/15/99         4,863,737           4,860,000
   ePolicy.com (Series B)                                       5/2/00         1,999,998           1,999,998
   etang.com (Series B)                                         1/6/00         3,170,522           3,160,004
   EverAd (Series B)                                           2/16/00         3,163,437           3,160,108
   EXP.com (Series C)                                           6/6/00         2,054,361           2,054,361
   Firetalk Communications
    (formerly Multitude) (Series E)                           12/10/99         6,325,498           6,320,000
   FlashPoint Technology (Series E)                            9/10/99         4,200,000           4,200,000
   Gateway Learning (Series D)                                 3/22/00         6,400,002           6,400,002
   Geographic Network Affiliates (Series A)                   12/29/99         6,320,000           6,320,000
   Global Commerce Systems (Series A)                           4/6/00            30,005              30,005
   Global Commerce Systems (Series C)                           4/6/00         5,469,986           5,469,986
   Global Medical Products (Series A)                          9/15/99         5,473,005          19,656,000
   GoSolo Technologies (Series A)                               4/3/00         2,400,000           2,400,000
   Homegain.com (Series C)                                    12/29/99         7,110,000           7,110,000
   HomePage.com (Series C)                                    10/20/99         1,600,001           5,326,195
   HomePage.com (Series D)                                     6/12/00           800,400             800,400
   HomePoint (Series B)                                        1/10/00         3,160,158           2,528,316
   iEngineer (Series AA) (formerly Vuent Series D)             8/12/99         3,362,047           2,286,327
   Impresse (Series C)                                        11/15/99         3,165,525           3,159,995
   Index Stock Imagery (Series F)                              3/20/00         3,241,688           3,240,000
   Industry Standard Communications (Series A)                 1/13/00         3,165,886           3,160,001
   Internet Appliance Network (Series B)                       1/21/00         6,324,967           6,319,999
   Kestrel Solutions (Series D)                                1/25/00         3,952,809           3,950,005
   Kozmo.com (Series D)                                         8/3/99         2,526,860          10,574,200
   Kozmo.com (Series E)                                         1/6/00         1,926,873           3,293,161
   Kozmo.com (Series F)                                        3/16/00         4,199,997           4,199,997
   LifeMasters Supported SelfCare (Series E)                   1/31/00         4,082,544           4,082,544
   Lineo (Series B)                                            3/20/00           800,001           1,600,002
   Lineo (Series C)                                            4/28/00         1,999,998           1,999,998
   Mainspring Communications (Series E)                       11/22/99         1,580,003           1,580,003


NOTES TO FINANCIAL STATEMENTS


INVESTMENTS                                         ACQUISITION DATE          COST                 VALUE
-----------                                          --------------           ----                 -----
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
   MaMaMedia (Series D)                                  8/6/99            $ 3,365,302          $ 3,359,999
   MarketFirst Software (Series D)                      9/10/99              1,636,356            1,634,754
   Metro-Optix (Series B)                               6/23/00                797,574              797,574
   Microcast (Series A)                             9/15/99 & 12/16/99       4,036,290           13,627,041
   Microcosm Technologies (Series D)                     3/8/00              5,265,002            5,265,002
   MicroTune (Series D)                                10/15/99              2,436,280            2,835,000
   Moai Technologies (Series D)                         1/25/00              6,320,002            6,320,002
   More.com (Series D)                                 10/22/99              3,240,004            5,041,500
   More.com (Series E)                                   2/9/00                714,833              714,833
   NeoPlanet (Series B)                                 2/18/00              6,319,998            6,319,998
   Network Specialists (Series A)                       4/14/00              1,760,003            1,760,003
   NeuVis (Series B)                                    10/6/99              3,245,361           10,343,815
   NeuVis (Series C)                                    1/24/00              1,641,279            1,641,039
   NextVenue (Series B)                                  3/9/00              1,215,025            1,215,025
   Nitorum (Series B)                                   1/28/00              1,583,725            1,579,998
   OurHouse (Series D)                                  2/11/00              7,899,996            7,899,996
   Petroleum Place (The) (Series C)                      3/7/00              4,050,016            4,050,016
   PointOne Telecommunications (Series B)               9/24/99              6,560,000            6,560,000
   Pointshare (Series C)                                 9/9/99              3,360,000            6,109,090
   Q-Pass (Series E)                                     5/2/00              2,000,002            2,000,002
   QuinStreet (Series B)                                5/25/00                490,001              490,001
   RC Networks (Series C)                              12/10/99                790,001              790,001
   RealEstate.com (Series C)                            10/6/99              4,056,694            4,050,000
   RealNames (Series C)                                  8/5/99                588,002              588,002
   Reciprocal (Series H)                               11/12/99              3,239,999            3,239,999
   Screaming Media.net (Series B)                       10/5/99              3,268,876            5,945,376
   Sensable Technologies (Series C)                      4/5/00              1,625,001            1,625,001
   Silicon Wave (Series C)                              12/6/99              5,135,000            5,135,000
   Softcom (Series B)                                  12/23/99              5,135,000            5,135,000
   Techies.com (Series C)                               1/27/00              6,319,997            6,319,997
   UGO Networks (Series D)                             11/12/99              3,162,334            3,160,000
   USA Digital Radio (Series A)                         1/19/00              3,559,221            3,554,999
   V-Commerce (Series B)                                11/2/99              3,166,436            3,160,000
   V-Span (Series B)                                     6/7/00                523,985              523,985
   Wine.com (Series F)                                  11/9/99              2,593,560            2,592,000
   YOUcentric (Series B)                                 3/6/00              3,242,501            3,240,003
   YOUpowered (formerly Younology) (Series A)          11/24/99              3,555,002            5,386,367
   Yupi Internet (Series C)                             11/5/99              4,740,001            4,740,001
                                                                           -----------          -----------
                                                                           307,143,408          366,928,671
                                                                           -----------          -----------
COMMON STOCKS:
   Blaze Software                                       12/31/99             3,160,000            4,835,154
   Capstone Turbine                                      2/24/00             3,950,000           21,433,687
   CrossRoads Systems                                    8/10/99             1,008,000            2,168,775
   E-Stamp                                                8/4/99             1,259,994              241,440
   GlobeSpan                                             1/14/00             2,372,394            3,326,847
   LetsBuyIt.com                                        12/22/99             3,161,306            6,070,913
   New Focus                                            12/23/99             1,738,002           35,294,820
   ONI Systems (formerly Optical Networks)              12/30/99             3,162,471           46,906,087
   Shopfast                                         12/20/99 & 3/24/00       2,911,780            3,855,434
   Snowball.com                                         12/20/99             5,343,731            2,237,428
   Software.com                                          2/22/00             6,320,000           24,871,575
   Universal Access                                     11/11/99             2,834,999            9,178,892
                                                                           -----------          -----------
                                                                            37,222,677          160,421,052
                                                                           -----------          -----------

NOTES TO FINANCIAL STATEMENTS


INVESTMENTS                                               ACQUISITION DATE            COST                    VALUE
-----------                                               -----------------           ----                    -----
LIMITED PARTNERSHIPS:
   Compass Venture Partners                              11/22/99 - 6/26/00        $   233,087             $   224,999
   Edison Venture Fund IV                                10/18/99 & 4/28/00          1,289,937               1,285,465
   InnoCal II                                                  6/9/00                  134,292                 132,301
   Walden VC II                                                5/17/00                 911,335                 900,000
                                                                                  ------------            ------------
                                                                                     2,568,651               2,542,765
                                                                                  ------------            ------------
CONVERTIBLE PROMISSORY NOTE:
   Techies.com 9% due 6/7/2001                                 6/7/00                  771,976                 771,976
                                                                                  ------------            ------------
  TOTAL                                                                           $347,706,712            $530,664,464
                                                                                  ============            ============

8. AFFILIATED ISSUERS -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of affiliated issuers during the six months ended June 30, 2000, is as follows:


                                                                     GROSS                         DIVIDEND
                                                 BEGINNING         PURCHASES         ENDING         INCOME/
                                                  SHARES/             AND            SHARES/       REALIZED        ENDING
AFFILIATE                                          UNITS           ADDITIONS          UNITS          GAIN           VALUE
--------                                         --------          ---------         ------        --------       ---------
Access Data                                            --         3,190,909 shs.   3,190,909 shs.        --     $ 5,265,000
Bernard Technologies                            1,436,364 shs.           --        1,436,364             --       5,745,456
EoExchange                                      2,271,028                --        2,271,028             --       4,860,000
Firetalk Communications                         2,953,271                --        2,953,271             --       6,320,000
Geographic Network Affiliates                       6,320 units          --            6,320 units       --       6,320,000
Index Stock Imagery                                    --           648,000          648,000 shs.        --       3,240,000
Internet Appliance Network                             --         2,558,704        2,558,704             --       6,319,999
NeuVis                                          2,304,246 shs.      365,567        2,669,813             --      11,984,854
PointOne Telecommunications (warrants)          1,166,015                --        1,166,015             --       6,560,000
Softcom                                         2,334,091                --        2,334,091             --       5,135,000
YOUpowered                                        769,481                --          769,481             --       5,386,367
                                                                                                               ------------
TOTAL                                                                                                           $67,136,676
                                                                                                               ============

FINANCIAL HIGHLIGHTS

   The table below is intended to help you understand the Fund's financial performance from its inception. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested your capital gain distributions. Total returns do not reflect any sales charges and are not annualized.


                                                                     SIX MONTHS   7/27/99*
                                                                        ENDED        TO
                                                                       6/30/00    12/31/99
                                                                    ------------  ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........................       $37.34      $24.25
                                                                       ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................................        (0.51)      (0.13)
Net realized and unrealized gain on investments ................         6.87       14.70
                                                                       ------      ------
INCREASE FROM INVESTMENT OPERATIONS ............................         6.36       14.57
Distributions from net realized capital gains ..................           --       (1.43)
Offering costs .................................................           --       (0.05)
                                                                       ------      ------
NET INCREASE IN NET ASSET VALUE ................................         6.36       13.09
                                                                       ------      ------
NET ASSET VALUE, END OF PERIOD .................................       $43.70      $37.34
                                                                       ======      ======

TOTAL RETURN: ..................................................        17.03%      60.65%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .......................    $1,033,819    $905,287
Ratio of expenses to average net assets ........................         2.67%+      2.78%+
Ratio of net investment loss to average net assets .............       (2.52)%+    (1.06)%+
Portfolio turnover rate ........................................        63.97%     112.41%


-----------
* Commencement of operations.
+ Annualized.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN NEW TECHNOLOGIES FUND, INC.

We have audited the accompanying statement of assets and liabilities of Seligman New Technologies Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations for the six months then ended, and of changes in net assets for the six months then ended and for the period from July 27, 1999 to December 31, 1999, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the

Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman New Technologies Fund, Inc. as of June 30, 2000, the results of its operations for the six months then ended, and the changes in its net assets and the financial highlights for all the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
August  11, 2000
--------------------------------------------------------------------------------


FOR MORE INFORMATION

--------------------------------------------------------------------------------
MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

(800) 622-4597    24-HOUR AUTOMATED
                  TELEPHONE ACCESS
                  SERVICE
--------------------------------------------------------------------------------

BOARD OF DIRECTORS


JOHN R. GALVIN 2, 4
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICIMutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

----------------
Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee
        4 Board Operations Committee


EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

STORM BOSWICK
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

PAUL H. WICK
VICE PRESIDENT

FRANK J. NASTA
SECRETARY

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------------
Adapted from the Investment Company Institute's 2000 MUTUAL FUND FACT BOOK.

--------------------------------------------------------------------------------





                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF

                                 [LOGO OMITTED]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017

                                www.seligman.com




THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF COMMON STOCK OF SELIGMAN NEW TECHNOLOGIES FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS.



CENT3  6/00                          [GRAPHIC OMITTED] Printed on Recycled Paper

--------------------------------------------------------------------------------